UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 9, 2015

ONE WORLD HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-13869	87-0429198
(Commission File Number)	(I.R.S. Employer Identification No.)

14515 Briarhills Parkway, Houston, Texas 77077
(Address of principal executive offices)

(866) 440-1470
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On July 9, 2015, our Chief Executive Officer, Corinda Joanne Melton, posted a letter to the Company’s stockholders on its website, www.oneworlddolls.com and issued a press release related to such letter.  The full text of the stockholder letter and press release are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by this reference.

In the letter to the Company’s stockholders, our CEO reviews the Company’s share and capitalization structure and answers various frequently asked questions.

The information furnished pursuant to Item 8.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.           Exhibit

99.1	One World Holdings, Inc. Stockholder Letter dated July 9, 2015.

99.2	One World Holdings, Inc. Press Release dated July 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 9, 2015

ONE WORLD HOLDINGS, INC.

By:  /s/ Corinda Joanne Melton
       Corinda Joanne Melton
       Chief Executive Officer and Director